CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Ultimus Managers Trust relating to the financial statements and financial highlights of Westwood Quality Value Fund, Westwood Quality MidCap Fund, Westwood Quality SMidCap Fund, Westwood Quality SmallCap Fund, Westwood Quality AllCap Fund, Westwood Total Return Fund, Westwood Income Opportunity Fund, Westwood High Income Fund, Westwood Alternative Income Fund, and Westwood SmallCap Growth Fund, each a series of shares of beneficial interest in Ultimus Managers Trust. Such financial statements and financial highlights appear in the October 31, 2022 Annual Report to Shareholders.

BBD, LLP

Philadelphia, Pennsylvania

February 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 29, 2023, relating to the financial statements and financial highlights of Westwood Quality Value Fund, Westwood Quality MidCap Fund, Westwood Quality SMidCap Fund, Westwood Quality SmallCap Fund, Westwood Quality AllCap Fund, Westwood Capital Appreciation and Income Fund (formerly, Westwood Total Return Fund), Westwood Income Opportunity Fund, Westwood Multi-Asset Income Fund (formerly, Westwood High Income Fund), Westwood Alternative Income Fund, Westwood Global Real Estate Fund (formerly, Westwood Salient Global Real Estate Fund), Westwood Select Income Fund (formerly, Westwood Salient Select Income Fund), Westwood Broadmark Tactical Growth Fund, and Westwood Broadmark Tactical Plus Fund, each a series of Ultimus Managers Trust, for the year or period ended October 31, 2023, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

February 28, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Ultimus Managers Trust relating to the financial statements and financial highlights of Westwood Salient Global Real Estate Fund, Westwood Salient Select Income Fund, Westwood Broadmark Tactical Growth Fund, and Westwood Broadmark Tactical Plus Fund, each a series of shares of beneficial interest in Ultimus Managers Trust. Such financial statements and financial highlights appear in the December 31, 2022 Annual Report to Shareholders.

BBD, LLP

Philadelphia, Pennsylvania

February 28, 2024